Exhibit 99.1

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF LOSS

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
Time Charter Statistics:
Average Rates Per Day Worked (excluding crew transfer)	$10,946	$10,387	$9,796	$10,373	$10,690
Average Rates Per Day	6,981	6,843	7,109	7,199	7,060
Fleet Utilization (excluding crew transfer)	64%	59%	57%	56%	56%
Fleet Utilization	74%	69%	58%	60%	67%
Fleet Available Days (excluding crew transfer)	6,048	6,491	6,496	6,578	7,310
Fleet Available Days	9,578	9,990	9,916	10,074	10,808
Operating Revenues:
Time charter	$49,747	$47,270	$40,819	$43,358	$50,866
Bareboat charter	1,765	1,389	1,143	1,168	1,168
Other marine services	3,188	4,153	2,948	14,371	6,135
	54,700	52,812	44,910	58,897	58,169
Costs and Expenses:
Operating:
Personnel	15,879	17,914	16,623	16,824	19,166
Repairs and maintenance	5,495	7,607	7,584	6,327	7,581
Drydocking	515	1,997	2,570	1,123	3,666
Insurance and loss reserves	1,198	1,763	1,414	1,877	1,623
Fuel, lubes and supplies	2,910	3,202	2,806	3,961	3,715
Other	1,214	2,887	4,169	2,323	2,649
	27,211	35,370	35,166	32,435	38,400
Direct Vessel Profit	27,489	17,442	9,744	26,462	19,769
Other Costs and Expenses:
Lease expense	4,171	4,317	4,148	3,429	3,292
Administrative and general	12,509	11,639	12,000	11,796	11,767
Depreciation and amortization	16,091	16,412	16,097	15,901	16,397
	32,771	32,368	32,245	31,126	31,456
Gains (Losses) on Asset Dispositions and Impairments, Net	861	(3,848)	268	(7,775)	(1,765)
Operating Loss	(4,421)	(18,774)	(22,233)	(12,439)	(13,452)
Other Income (Expense):
Interest income	317	215	354	353	305
Interest expense	(7,362)	(7,633)	(7,664)	(7,327)	(7,660)
SEACOR Holdings guarantee fees	(26)	(32)	(29)	(5)	(5)
Debt extinguishment loss	—	—	—	—	(638)
Derivative losses (gains), net	3,057	(1,398)	(925)	12,651	4,387
Foreign currency gains, net	(370)	(924)	670	(430)	(296)
Other, net	—	—	—	(1)	678
	(4,384)	(9,772)	(7,594)	5,241	(3,229)
Loss Before from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(8,805)	(28,546)	(29,827)	(7,198)	(16,681)
Income Tax Expense (Benefit)	1,277	(3,052)	(3,831)	(50)	1,248
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(10,082)	(25,494)	(25,996)	(7,148)	(17,929)
Equity in Losses of 50% or Less Owned Companies	(1,325)	(7,078)	(3,476)	(1,818)	(1,022)
Loss from Continuing Operations	(11,407)	(32,572)	(29,472)	(8,966)	(18,951)
(Loss) Income from Discontinued Operations, Net of Tax	(6,834)	2,308	1,199	997	3,185
Net Loss	(18,241)	(30,264)	(28,273)	(7,969)	(15,766)
Net Income (Loss) attributable to Noncontrolling Interests in Subsidiaries	204	(1,875)	(2,724)	(175)	191
Net Loss attributable to SEACOR Marine Holdings Inc.	$(18,445)	$(28,389)	$(25,549)	$(7,794)	$(15,957)

Basic and Diluted Income (Loss) Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations (Basic)	$(0.49)	$(1.31)	$(1.16)	$(0.39)	$(0.85)
Discontinued operations (Basic)	$(0.29)	$0.10	$0.05	$0.04	$0.14
	$(0.78)	$(1.21)	$(1.11)	$(0.35)	$(0.71)

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF LOSS

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
Continuing operations (Diluted)	$(0.49)	$(1.31)	$(1.16)	$(0.39)	$(0.85)
Discontinued operations (Diluted)	$(0.29)	$0.10	$0.05	$0.04	$0.14
	$(0.78)	$(1.21)	$(1.11)	$(0.35)	$(0.71)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	23,741	23,382	23,090	22,514	22,513
Common Shares and Warrants Outstanding at Period End	23,371	23,618	23,222	22,711	22,709

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics and per share data)

	United States (primarily Gulf of Mexico)	Africa (primarily West Africa)	Middle East and Asia	Latin America	Europe, Continuing Operations	Total
For the Three Months Ended September 30, 2019
Time Charter Statistics:
Average Rates Per Day	$17,851	$9,316	$8,795	$6,867	$3,146	$6,981
Fleet Utilization	26%	91%	83%	71%	96%	74%
Fleet Available Days	2,340	1,380	2,020	399	3,439	9,578
Operating Revenues:
Time charter	$10,914	$11,738	$14,798	$1,951	$10,346	$49,747
Bareboat charter	597	—	—	1,168	—	1,765
Other marine services	838	129	414	221	1,586	3,188
	12,349	11,867	15,212	3,340	11,932	54,700
Direct Costs and Expenses:
Operating:
Personnel	4,353	3,308	4,023	846	3,349	15,879
Repairs and maintenance	1,508	1,323	1,387	298	979	5,495
Drydocking	547	(53)	20	—	1	515
Insurance and loss reserves	371	230	333	31	233	1,198
Fuel, lubes and supplies	739	961	701	187	322	2,910
Other	88	499	567	(87)	147	1,214
	7,606	6,268	7,031	1,275	5,031	27,211
Direct Vessel Profit, from Continuing Operations	$4,743	$5,599	$8,181	$2,065	$6,901	27,489
Other Costs and Expenses:
Lease expense	$2,758	$761	$43	$—	$609	4,171
Administrative and general						12,509
Depreciation and amortization	5,634	2,681	3,914	1,573	2,289	16,091
						32,771
Gain on Asset Dispositions and Impairments						861
Operating Loss, for Continuing Operations						$(4,421)

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics and per share data)

	United States (primarily Gulf of Mexico)	Africa (primarily West Africa)	Middle East and Asia	Latin America	Europe, Continuing Operations	Total
For the Nine Months Ended September 30, 2019
Time Charter Statistics:
Average Rates Per Day	$13,924	$9,378	$8,462	$9,704	$2,890	$6,970
Fleet Utilization	29%	87%	78%	69%	81%	67%
Fleet Available Days	7,707	4,058	6,107	1,340	10,272	29,484
Operating Revenues:
Time charter	$31,547	$32,911	$40,472	$8,919	$23,987	$137,836
Bareboat charter	830	—	—	3,467	—	4,297
Other marine services	3,290	245	991	1,129	4,634	10,289
	35,667	33,156	41,463	13,515	28,621	152,422
Direct Costs and Expenses:
Operating:
Personnel	14,059	10,603	12,569	3,378	9,807	50,416
Repairs and maintenance	6,801	3,459	6,209	1,114	3,103	20,686
Drydocking	4,342	237	454	47	2	5,082
Insurance and loss reserves	1,804	682	1,041	232	616	4,375
Fuel, lubes and supplies	2,529	2,654	2,135	929	671	8,918
Other	291	3,378	2,460	994	1,147	8,270
	29,826	21,013	24,868	6,694	15,346	97,747
Direct Vessel Profit, from Continuing Operations	$5,841	$12,143	$16,595	$6,821	$13,275	54,675
Other Costs and Expenses:
Lease expense	$8,611	$2,333	$131	$1	$1,560	12,636
Administrative and general						36,148
Depreciation and amortization	16,473	7,796	12,437	5,168	6,726	48,600
						97,384
Loss on Asset Dispositions and Impairments						(2,719)
Operating Loss, for Continuing Operations						$(45,428)
As of September 30, 2019
Property and Equipment:
Historical cost	$329,913	$221,080	$297,735	$108,224	$113,422	$1,070,374
Accumulated depreciation	(161,315)	(64,748)	(74,225)	(50,928)	(49,412)	(400,628)
	$168,598	$156,332	$223,510	$57,296	$64,010	$669,746
Total Assets (1)	$251,547	$167,714	$257,294	$125,138	$92,861	$894,554

(1)Total assets by region does not include corporate assets, which are $145,952 as of September 30, 2019

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$17,851	$14,058	$10,588	$12,656	$12,476
Fleet utilization	26%	34%	28%	29%	30%
Fleet available days	2,340	2,669	2,698	2,983	3,433
Out-of-service days for repairs, maintenance and drydockings	159	325	232	143	147
Out-of-service days for cold-stacked status	1,131	1,322	1,579	1,761	2,101
Operating Revenues:
Time charter	$10,914	$12,628	$8,005	$10,968	$12,800
Bareboat charter	597	233	—	—	—
Other marine services	838	1,320	1,132	8,709	2,722
	12,349	14,181	9,137	19,677	15,522
Direct Costs and Expenses:
Operating:
Personnel	4,353	5,203	4,503	5,227	4,853
Repairs and maintenance	1,508	2,515	2,778	1,128	1,801
Drydocking	547	1,801	1,994	147	375
Insurance and loss reserves	371	841	592	974	612
Fuel, lubes and supplies	739	1,107	683	1,055	1,120
Other	88	113	90	185	154
	7,606	11,580	10,640	8,716	8,915
Direct Vessel Profit (Loss)	$4,743	$2,601	$(1,503)	$10,961	$6,607
Other Costs and Expenses:
Lease expense	$2,758	$2,942	$2,911	$2,053	$2,078
Depreciation and amortization	5,634	5,341	5,498	5,550	5,227

Africa, primarily West Africa
Time Charter Statistics:
Average rates per day worked	$9,316	$9,365	$9,461	$9,411	$9,315
Fleet utilization	91%	81%	87%	87%	82%
Fleet available days	1,380	1,365	1,313	1,310	1,475
Out-of-service days for repairs, maintenance and drydockings	—	54	58	—	92
Operating Revenues:
Time charter	$11,738	$10,400	$10,773	$10,730	$11,201
Other marine services	129	753	(637)	4,247	1,777
	11,867	11,153	10,136	14,977	12,978
Direct Costs and Expenses:
Operating:
Personnel	3,308	3,428	3,867	3,665	4,486
Repairs and maintenance	1,323	952	1,184	873	2,438
Drydocking	(53)	(48)	338	(28)	1,201
Insurance and loss reserves	230	239	213	307	323
Fuel, lubes and supplies	961	939	754	1,176	1,081
Other	499	773	2,106	772	1,103
	6,268	6,283	8,462	6,765	10,632
Direct Vessel Profit	$5,599	$4,870	$1,674	$8,212	$2,346
Other Costs and Expenses:
Lease expense	$761	$787	$785	$1,059	$1,061
Depreciation and amortization	2,681	2,759	2,356	2,341	2,381

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$8,795	$8,182	$8,386	$8,856	$8,156
Fleet utilization	83%	79%	72%	70%	76%
Fleet available days	2,020	2,026	2,061	2,009	2,024
Out-of-service days for repairs, maintenance and drydockings	129	73	95	178	76
Out-of-service days for cold-stacked status	184	115	90	92	92
Operating Revenues:
Time charter	$14,798	$13,175	$12,499	$12,517	$12,590
Other marine services	414	349	228	118	(83)
	15,212	13,524	12,727	12,635	12,507
Direct Costs and Expenses:
Operating:
Personnel	4,023	4,292	4,254	4,354	4,361
Repairs and maintenance	1,387	2,629	2,193	3,077	2,091
Drydocking	20	275	159	949	352
Insurance and loss reserves	333	381	327	389	385
Fuel, lubes and supplies	701	725	709	1,179	892
Other	567	793	1,100	984	952
	7,031	9,095	8,742	10,932	9,033
Direct Vessel Profit	$8,181	$4,429	$3,985	$1,703	$3,474
Other Costs and Expenses:
Lease expense	$43	$42	$46	$49	$57
Depreciation and amortization	3,914	4,274	4,249	4,154	4,207

Latin America
Time Charter Statistics:
Average rates per day worked	$6,867	$8,074	$12,900	$11,866	$17,604
Fleet utilization	71%	63%	71%	72%	80%
Fleet available days	399	400	541	460	531
Out-of-service days for repairs, maintenance and drydockings	5	3	5	—	—
Out-of-service days for cold-stacked status	92	91	90	92	92
Operating Revenues:
Time charter	$1,951	$2,046	$4,922	$3,934	$7,479
Bareboat charter	1,168	1,156	1,143	1,168	1,168
Other marine services	221	273	635	183	416
	3,340	3,475	6,700	5,285	9,063
Direct Costs and Expenses:
Operating:
Personnel	846	976	1,556	1,142	1,662
Repairs and maintenance	298	481	335	362	312
Drydocking	—	(32)	79	14	103
Insurance and loss reserves	31	66	135	96	163
Fuel, lubes and supplies	187	314	428	384	427
Other	(87)	560	521	232	350
	1,275	2,365	3,054	2,230	3,017
Direct Vessel Profit	$2,065	$1,110	$3,646	$3,055	$6,046
Other Costs and Expenses:
Lease expense	$—	$—	$1	$1	$1
Depreciation and amortization	1,573	1,659	1,936	1,888	2,521

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	$3,146	$2,972	$2,339	$2,293	$2,260
Fleet utilization	96%	86%	60%	69%	90%
Fleet available days	3,439	3,530	3,303	3,312	3,345
Out-of-service days for repairs, maintenance and drydockings	3	159	53	47	123
Out-of-service days for cold-stacked status	92	91	90	92	61
Operating Revenues:
Time charter	$10,346	$9,021	$4,620	$5,209	$6,796
Other marine services	1,586	1,458	1,590	1,114	1,303
	11,932	10,479	6,210	6,323	8,099
Direct Costs and Expenses:
Operating:
Personnel	3,349	4,015	2,443	2,436	3,804
Repairs and maintenance	979	1,030	1,094	887	939
Drydocking	1	1	—	41	1,635
Insurance and loss reserves	233	236	147	111	140
Fuel, lubes and supplies	322	117	232	167	195
Other	147	648	352	150	90
	5,031	6,047	4,268	3,792	6,803
Direct Vessel Profit for Continuing Operations	$6,901	$4,432	$1,942	$2,531	$1,296
Other Costs and Expenses:
Lease expense	$609	$546	$405	$267	$95
Depreciation and amortization	2,289	2,379	2,058	1,968	2,061

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$7,790	$7,597	$8,502	$8,506	$9,269
Fleet utilization	53%	49%	38%	26%	28%
Fleet available days	736	910	900	1,012	1,012
Out-of-service days for repairs, maintenance and drydockings	10	31	34	12	100
Out-of-service days for cold-stacked status	332	437	521	644	602
Operating Revenues:
Time charter	$3,059	$3,360	$2,875	$2,248	$2,592
Other marine services	365	869	(658)	2,426	1,244
	3,424	4,229	2,217	4,674	3,836
Direct Costs and Expenses:
Operating:
Personnel	1,418	2,001	1,390	1,279	1,667
Repairs and maintenance	524	632	630	386	1,625
Drydocking	8	96	75	(70)	1,168
Insurance and loss reserves	179	266	122	219	282
Fuel, lubes and supplies	252	262	62	467	582
Other	404	411	592	568	530
	2,785	3,668	2,871	2,849	5,854
Direct Vessel Profit (Loss)	$639	$561	$(654)	$1,825	$(2,018)
Other Costs and Expenses:
Lease expense	$1,357	$1,527	$1,539	$1,847	$1,851
Depreciation and amortization	568	575	575	679	689

Fast support
Time Charter Statistics:
Average rates per day worked	$8,133	$7,624	$7,609	$7,749	$7,148
Fleet utilization	78%	71%	68%	67%	59%
Fleet available days	3,156	3,275	3,295	3,187	3,709
Out-of-service days for repairs, maintenance and drydockings	81	134	72	151	131
Out-of-service days for cold-stacked status	459	545	622	659	1,037
Operating Revenues:
Time charter	$20,079	$17,709	$17,083	$16,453	$15,678
Bareboat charter	597	233	—	—	—
Other marine services	(200)	(179)	(251)	(952)	(834)
	20,476	17,763	16,832	15,501	14,844
Direct Costs and Expenses:
Operating:
Personnel	5,486	5,796	5,511	5,328	5,826
Repairs and maintenance	2,204	2,682	2,337	2,595	2,641
Drydocking	(27)	136	350	1	432
Insurance and loss reserves	347	385	326	534	407
Fuel, lubes and supplies	1,395	1,602	1,102	1,368	1,016
Other	959	1,713	2,464	1,062	1,718
	10,364	12,314	12,090	10,888	12,040
Direct Vessel Profit	$10,112	$5,449	$4,742	$4,613	$2,804
Other Costs and Expenses:
Lease expense	$351	$352	$352	$341	$342
Depreciation and amortization	5,646	5,929	5,944	5,525	5,780

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
Supply
Time Charter Statistics:
Average rates per day worked	$6,755	$6,906	$7,001	$7,050	$7,410
Fleet utilization	96%	53%	62%	81%	82%
Fleet available days	398	486	501	460	565
Out-of-service days for repairs, maintenance and drydockings	—	118	60	27	—
Operating Revenues:
Time charter	$2,589	$1,787	$2,182	$2,631	$3,442
Bareboat charter	1,168	1,156	1,143	1,168	1,168
Other marine services	863	799	781	619	1,066
	4,620	3,742	4,106	4,418	5,676
Direct Costs and Expenses:
Operating:
Personnel	1,266	1,617	1,678	1,487	1,976
Repairs and maintenance	276	1,085	619	403	549
Drydocking	1	82	162	1,023	1,624
Insurance and loss reserves	66	78	105	130	145
Fuel, lubes and supplies	205	98	399	445	391
Other	57	842	1,144	762	254
	1,871	3,802	4,107	4,250	4,939
Direct Vessel (Loss) Profit	$2,749	$(60)	$(1)	$168	$737
Other Costs and Expenses:
Lease expense	$517	$433	$318	$178	$34
Depreciation and amortization	1,167	1,223	1,036	966	1,173

Specialty
Time Charter Statistics:
Fleet available days	92	91	90	92	92
Out-of-service days for cold-stacked status	92	91	90	92	92
Operating Revenues:
Other marine services	$—	$—	$—	$337	$—

Operating:
Personnel	13	23	65	64	64
Repairs and maintenance	1	3	4	12	31
Insurance and loss reserves	18	20	8	9	41
Fuel, lubes and supplies	2	(24)	31	33	65
Other	75	77	95	70	67
	109	99	203	188	268
Direct Vessel (Loss) Profit	$(109)	$(99)	$(203)	$149	$(268)
Other Costs and Expenses:
Operating:
Depreciation and amortization	$128	$127	$128	$282	$282

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
Liftboats
Time Charter Statistics:
Average rates per day worked	$26,172	$20,993	$17,750	$18,497	$18,993
Fleet utilization	39%	47%	46%	49%	60%
Fleet available days	1,665	1,729	1,710	1,827	1,932
Out-of-service days for repairs, maintenance and drydockings	153	292	224	132	86
Out-of-service days for cold-stacked status	432	455	526	550	554
Operating Revenues:
Time charter	$16,830	$16,932	$13,877	$16,631	$22,171
Other marine services	795	1,481	2,080	1,926	2,922
	17,625	18,413	15,957	18,557	25,093
Direct Costs and Expenses:
Operating:
Personnel	4,824	5,360	5,097	5,546	5,621
Repairs and maintenance	1,656	2,189	2,828	1,971	1,827
Drydocking	532	1,683	1,983	167	433
Insurance and loss reserves	484	921	884	872	630
Fuel, lubes and supplies	899	1,076	1,005	1,485	1,482
Other	221	251	444	667	620
	8,616	11,480	12,241	10,708	10,613
Direct Vessel Profit	$9,009	$6,933	$3,716	$7,849	$14,480
Other Costs and Expenses:
Lease expense	$1,498	$1,497	$1,498	$638	$641
Depreciation and amortization	6,247	6,055	6,053	6,098	6,188

Crew transfer
Time Charter Statistics:
Average rates per day worked	$2,220	$2,431	$2,325	$2,283	$2,253
Fleet utilization	92%	88%	60%	68%	89%
Fleet available days	3,531	3,499	3,420	3,496	3,498
Out-of-service days for repairs, maintenance and drydockings	52	39	53	47	123
Out-of-service days for cold-stacked status	184	91	90	92	61
Operating Revenues:
Time charter	$7,190	$7,482	$4,802	$5,395	$6,983
Other marine services	577	499	322	460	657
	7,767	7,981	5,124	5,855	7,640
Direct Costs and Expenses:
Operating:
Personnel	2,432	2,665	2,309	2,274	2,471
Repairs and maintenance	775	933	1,096	814	806
Drydocking	—	—	—	2	9
Insurance and loss reserves	113	93	104	94	130
Fuel, lubes and supplies	152	167	189	145	163
Other	96	113	113	165	104
	3,568	3,971	3,811	3,494	3,683
Direct Vessel Profit	$4,199	$4,010	$1,313	$2,361	$3,957
Other Costs and Expenses:
Lease expense	$—	$—	$—	$—	$(22)
Depreciation and amortization	1,819	1,920	2,031	2,155	2,093

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS

(in thousands, except statistics and per share data)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
Other Activity
Operating Revenues:
Other marine services	$788	$684	$674	$9,555	$1,080
	788	684	674	9,555	1,080
Direct Costs and Expenses:
Operating:
Personnel	440	452	573	846	1,541
Repairs and maintenance	59	83	70	146	102
Insurance and loss reserves	(9)	—	(135)	19	(12)
Fuel, lubes and supplies	5	21	18	18	16
Other	(598)	(520)	(683)	(971)	(644)
	(103)	36	(157)	58	1,003
Direct Vessel Profit	$891	$648	$831	$9,497	$77
Other Costs and Expenses:
Lease expense	$448	$508	$441	$425	$446
Depreciation and amortization	516	583	330	196	192

SEACOR MARINE HOLDINGS INC.

UNAUDITED BALANCE SHEETS

(in thousands, except statistics and per share data)

	Sep 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
ASSETS
Current Assets:
Cash and cash equivalents	$38,155	$55,763	$57,158	$91,597	$99,558
Restricted cash	4,016	2,240	2,240	1,657	1,655
Receivables:
Trade, net of allowance for doubtful accounts	58,954	60,711	61,586	55,048	66,545
Other	6,835	9,682	7,998	11,292	15,957
Inventories	1,408	1,660	2,779	1,977	2,442
Prepaid expenses and other	3,146	3,710	4,266	2,239	2,339
Discontinued operations	13,127	13,891	15,782	15,222	14,262
Total current assets	125,641	147,657	151,809	179,032	202,758
Property and Equipment:
Historical cost	1,070,374	1,099,221	1,168,104	1,116,583	1,148,842
Accumulated depreciation	(400,628)	(425,881)	(478,239)	(461,399)	(466,419)
	669,746	673,340	689,865	655,184	682,423
Construction in progress	70,275	67,063	62,750	88,918	82,890
Net property and equipment	740,021	740,403	752,615	744,102	765,313
Right-of-Use Asset - Operating Leases	18,774	27,390	30,503	—	—
Investments, at Equity, and Advances to 50% or Less Owned Companies	118,222	112,418	119,520	121,773	120,340
Construction Reserve Funds	18,161	20,112	28,109	28,061	35,596
Other Assets	3,422	3,627	3,603	3,690	3,582
Discontinued operations	16,265	25,092	26,193	26,280	27,891
	$1,040,506	$1,076,699	$1,112,352	$1,102,938	$1,155,480
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$15,182	$16,552	$17,918	—	—
Current portion of long-term debt	23,446	20,651	17,426	16,812	17,426
Accounts payable and accrued expenses	26,507	31,504	24,970	18,089	19,187
Due to SEACOR Holdings	77	74	535	452	463
Other current liabilities	42,372	47,185	45,967	45,738	61,541
Discontinued operations	3,813	3,813	3,893	2,526	3,524
Total current liabilities	111,397	119,779	110,709	83,617	102,141
Long-Term Operating Lease Liabilities	12,878	16,775	19,851	—	—
Long-Term Debt	375,772	379,075	384,344	387,854	397,738
Conversion Option Liability on Convertible Senior Notes	4,543	7,599	6,201	5,276	17,928
Deferred Income Taxes	36,921	37,066	41,834	44,685	46,123
Deferred Gains and Other Liabilities	4,848	5,165	7,290	26,571	26,662
Total liabilities	546,359	565,459	570,229	548,003	590,592
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	219	218	211	204	204
Additional paid-in capital	427,823	424,549	422,830	415,372	414,460
Retained earnings	64,929	83,312	111,701	126,834	134,628
Shares held in treasury	(614)	(374)	(373)	(91)	(86)
Accumulated other comprehensive loss, net of tax	(21,105)	(19,156)	(16,812)	(16,788)	(13,945)
	471,252	488,549	517,557	525,531	535,261
Noncontrolling interests in subsidiaries	22,895	22,691	24,566	29,404	29,627
Total equity	494,147	511,240	542,123	554,935	564,888
	$1,040,506	$1,076,699	$1,112,352	$1,102,938	$1,155,480

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED CASH FLOWS (NON-GAAP PRESENTATION)

(in thousands)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
Cash Flows from Continuing Operating Activities:
DVP	27,489	17,442	9,744	26,462	$19,769
Operating, leased-in equipment (excluding amortization of deferred gains)	(4,963)	(4,886)	(4,842)	(5,437)	(5,301)
Administrative and general (excluding provisions for bad debts and amortization of share awards)	(10,207)	(10,811)	(11,643)	(11,870)	(10,985)
SEACOR Holdings management and guarantee fees	(26)	(32)	(29)	(5)	(5)
Dividends received from 50% or less owned companies	873	—	400	(4)	—
Other, net (excluding non-cash losses)	—	—	—	400	249
	13,166	1,713	(6,370)	9,546	3,727
Changes in operating assets and liabilities before interest and income taxes	(7,253)	4,902	2,913	(11,407)	(20,730)
Director share awards	—	894	—	—	—
Restricted stock vested	(240)	—	(282)	(5)	(32)
Cash settlements on derivative transactions, net	(546)	275	(75)	1,420	102
Interest paid, excluding capitalized interest (1)	(5,633)	(5,971)	(4,593)	(6,668)	(5,397)
Interest received	317	215	354	353	305
Income taxes refunded, net	—	—	1,999	(304)	-
Net cash provided by (used in) operating activities	(189)	2,028	(6,054)	(7,065)	(22,025)
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(9,547)	(19,386)	(20,633)	(14,115)	(22,137)
Proceeds from disposition of property and equipment	10,119	9,268	378	17,383	(558)
Net change in construction reserve fund	1,951	7,997	(48)	7,535	2,556
Net investing activities in property and equipment	2,523	(2,121)	(20,303)	10,803	(20,139)
Investments in and advances to 50% or less owned companies	(8,686)	(718)	(1,951)	(13,472)	(4,693)
Capital distributions from equity investees	413	—	—	9,800	6,463
Net investing activities in third party notes receivable	—	—	—	17	—
Sale of subsidiary to joint venture	—	—	—	—	8,017
Principal payments on notes due from equity investees	22	—	—	—	—
Net cash (used in) provided by investing activities	(5,728)	(2,839)	(22,254)	7,148	(10,352)
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(11,976)	(3,738)	(4,361)	(11,352)	(2,851)
Proceeds from issuance of long-term debt, net of issue costs	—	—	—	(336)	43,882
Purchase of subsidiary shares from noncontrolling interests	—	—	(3,392)	—	—
Proceeds from exercise of stock options and Warrants	973	3	108	20	—
Net cash (used in) provided by financing activities	(11,003)	(3,735)	(7,645)	(11,668)	41,031
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	(472)	1,195	873	4,331	(595)
Net Change in Cash, Restricted Cash and Cash Equivalents	(17,392)	(3,351)	(35,080)	(7,254)	8,059
Cash Flows from Discontinued Operations
Operating Activities	617	387	4,087	4,161	5,590
Investing Activities	(116)	(615)	(376)	(9)	2,338
Effects of FX Rate Changes on Cash, Restricted Cash and Cash Equivalents	268	(1,504)	612	(4,565)	342
Net Decrease in Cash, Restricted Cash and Cash Equivalents from Discontinued Operations:	769	(1,732)	4,323	(413)	8,270

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED CASH FLOWS (NON-GAAP PRESENTATION)

(in thousands)

	Three Months Ended
	Sep. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018
Net Change in Cash, Restricted Cash and Cash Equivalents	(16,623)	(5,083)	(30,757)	(7,667)	16,329
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	61,012	66,095	96,852	104,519	88,190
Cash, Restricted Cash and Cash Equivalents, End of Period	$44,389	$61,012	$66,095	$96,852	$104,519

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Sep 30, 2019 (1)	June 30, 2019 (1)	March 31, 2019	December 31, 2018	September 30, 2018
AHTS	9	9	11	12	13
FSV	39	40	42	41	47
Supply	43	41	42	39	29
Specialty	6	6	7	7	4
Liftboats	16	19	19	19	21
CTV	43	44	43	42	42
Discontinued Operations	18	18	18	19	20
	174	177	182	179	176

(1)	Excludes three owned and one leased-in offshore support vessels that have been retired and removed from service.

SEACOR MARINE HOLDINGS INC.

UNAUDITED EXPECTED FLEET DELIVERIES

	2019	2020
	Q4	Q1	Q2	Q3	Q4	Deferred	Total
Fast support	—	—	1	—	—	2	3
Crew transfer	1	1	—	—	—	—	2
Platform supply	1	1	1	—	1	—	4